UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2007 (March 22, 2007)
BOSTON LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-6533	87-0277826

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

85 Main Street, Hopkinton, Massachusetts	01748

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 497-2360

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.1 THIRD AMENDED AND RESTATED PROMISSORY NOTE
EX-10.2 SECOND AMENDED AND RESTATED PROMISSORY NOTE

Item 1.01. Entry into a Material Definitive Agreement.
     On March 22, 2007, Boston Life Sciences, Inc., a Delaware corporation (the “Company”) amended and restated its outstanding second amended and restated unsecured promissory note in favor of Robert L. Gipson (the “Third Amended Note”). Also, on March 22, 2007, the Company amended and restated its amended and restated outstanding unsecured promissory note in favor of Thomas L. Gipson (the “Second Amended Note”, together with the Third Amended Note, the “Amended Notes”). The terms of the Amended Notes are as follows:
     The Amended Notes eliminated (i) all outstanding and accrued interest due and payable thereunder and (ii) the Company’s right to prepay any portion of Amended Notes.
     On or after June 15, 2007, each of Messrs. Gipson and Gipson (collectively, the “Lenders”) shall effect the conversion his outstanding principal and accrued interest under the Amended Notes into shares of the Company’s common stock at a conversion price of $2.50 per share. However, each Lender is prohibited from effecting a conversion if at the time of such conversion (i) the common stock issuable to such Lender, when taken together with all shares of common stock then held or otherwise beneficially owned by such Lender exceeds 19.9% of the total number of issued and outstanding shares of the Company’s common stock immediately prior to such conversion, or (ii) the common stock issuable to such Lender, exceeds 19.9% of the total number of issued and outstanding shares of the Company’s common stock immediately prior to such conversion, in each case unless and until the stockholders of the Company approve the conversion of all of the shares of common stock issuable thereunder.
     All other terms of the Amended Notes remained unchanged.
     The foregoing description of the Third Amended Note and Second Amended Note are qualified in their entirety by the full text of the Third Amended Note and Second Amended Note, complete copies of which are filed herewith as Exhibits 10.1 and 10.2 and are incorporated herein by reference.
     According to a Schedule 13G/A filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2007, Robert L. Gipson beneficially owned approximately 18.7% of the outstanding common stock of the Company on December 31, 2006. Robert L. Gipson, who serves as a Senior Director of Ingalls & Snyder LLC and a General Partner of Ingalls and Snyder Value Partners, L.P., served as a director of the Company from June 15, 2004 until October 28, 2004.
     According to a Schedule 13G/A filed with the SEC on February 12, 2007, Thomas L. Gipson beneficially owned approximately 19.2% of the outstanding common stock of the Company on December 31, 2006.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure contained in “Item 1.01 — Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Third Amended and Restated Promissory Note (unsecured) in favor of Robert Gipson dated March 22, 2007

10.2	Second Amended and Restated Promissory Note (unsecured) in favor of Thomas Gipson dated March 22, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boston Life Sciences, Inc.
Date: March 28, 2007	By:	/s/ Kenneth L. Rice, Jr.
Kenneth L. Rice, Jr.
Executive Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Third Amended and Restated Promissory Note (unsecured) in favor of Robert Gipson dated March 22, 2007.

10.2	Second Amended and Restated Promissory Note (unsecured) in favor of Thomas Gipson dated March 22, 2007.